UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

 _________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2013

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PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

(Exact name of registrant specified in its charter)

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Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (513) 554-1110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

The information required in Item 1.01 is included in Item 2.01 below and is incorporated by reference herein.

Item 2.01.  Completion of Acquisition or Disposition of Assets

On January 15, 2012, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”), through a wholly-owned subsidiary, purchased a portfolio consisting of six shopping centers containing approximately 507,668 total rentable square feet located on a total of approximately 66.3 acres of land in the Atlanta, Georgia area (the “Atlanta Portfolio”) for approximately $60.5 million, exclusive of closing costs.  The individual properties in the Atlanta Portfolio are located in:  Acworth, Georgia; Ellenwood, Georgia; Alpharetta, Georgia; Buford, Georgia; Mableton, Georgia; and McDonough, Georgia. The Company funded the purchase price with proceeds from a revolving credit facility with KeyBank National Association and proceeds from its initial public offering.  The Atlanta Portfolio was purchased from Equity One, Inc., a Maryland corporation, which is not affiliated with the Company, its advisor or its sub-advisor.

The Atlanta Portfolio is 90.1% leased to 75 tenants, including five Kroger grocery stores and one Publix grocery store, which occupy approximately 59.5% and 7.7%, respectively, of the total rentable square feet of the entire Atlanta Portfolio.

Based on the current condition of the properties in the Atlanta Portfolio, the Company does not believe that it will be necessary to make significant renovations to the properties. The Company’s management believes the properties in the Atlanta Portfolio are all adequately insured.

Item 8.01.  Other Events

On January 22, 2013, the Company issued a press release announcing acquisition of the Atlanta Portfolio.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements and Businesses Acquired

Since it is impracticable to provide the required financial statements for the Atlanta Portfolio at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that it intends to file the required financial statements on or before April 3, 2013, by amendment to this Form 8-K.

(b) Pro Forma Financial Information

See paragraph (a) above

(c) Exhibits

99.1    Press Release dated January 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

Dated: January 22, 2013	By:	/s/ R. Mark Addy________________________
R. Mark Addy
Chief Operating Officer